UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Section 240.14a-12.

NEW CONCEPT ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

FURTHER REVISED PRELIMINARY PROXY MATERIAL

NEW CONCEPT ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE [ ], 2026

New Concept Energy, Inc. will hold its Annual Meeting of Stockholders on Wednesday, June [   ], 2026, at 10:30 a.m., local Dallas, Texas time, at 1603 LBJ Freeway, Suite 800, Dallas, Texas 75234. The purpose of the meeting is to consider and act upon:

•	Election of a Board of five directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

•	Ratification of the selection of Turner Stone & Company LLP as the independent registered public accounting firm.

•	Approval of issuance of 2,000,000 new shares of common stock, par value $0.01 per share to Realty Advisors, Inc. for cash to increase stockholder equity.

•	Such other matters as may properly be presented at the Annual Meeting.

Only Stockholders of record at the close of business on Friday, May [ ], 2026, will be entitled to vote at the meeting.

Your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the accompanying envelope provided. Your completed proxy will not prevent you from attending the meeting and voting in person should you choose.

Dated: May [ ], 2026

By order of the Board of Directors,

Gene S. Bertcher, President

__________________________

This Proxy Statement is available at www.newconceptenergy.com.

Among other things, the Proxy Statement contains information regarding:

 •   The date, time and location of the meeting

                      •   A list of the matters being submitted to Stockholders

•   Information concerning voting in person

1

FURTHER REVISED PRELIMINARY PROXY MATERIAL

NEW CONCEPT ENERGY, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE [    ], 2026

The Board of Directors of New Concept Energy, Inc. (the “Company” or “we” or “us”) is soliciting proxies to be used at the Annual Meeting of Stockholders following the fiscal year ended December 31, 2025 (the “Annual Meeting”). Distribution of this Proxy Statement and a Proxy Form is scheduled to begin on May [   ], 2026. The mailing address of the Company’s principal executive offices is 1603 LBJ Freeway, Suite 800, Dallas, Texas 75234.

About the Meeting

Who Can Vote

Record holders of Common Stock and Series B Preferred Stock of the Company at the close of business on Wednesday, May [ ], 2026 (the “Record Date”), may vote at the Annual Meeting. On that date, 5,131,934 shares of Common Stock and 559 shares of Series B Preferred Stock were outstanding. Each share is entitled to cast one vote.

How You Can Vote

If you return your signed proxy before the Annual Meeting, we will vote your shares as you direct. You can specify whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve, disapprove or abstain from the other proposal to ratify the selection of auditors.

Stockholders may also vote online at the URL: https://onlineproxyvote.com/GBR/2026.

If a proxy is executed and returned but no instructions are given, the shares will be voted according to the recommendations of the Board of Directors. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Revocation of Proxies

You may revoke your proxy at any time before it is exercised by (a) delivering a written notice of revocation to the Corporate Secretary, (b) delivering another proxy that is dated later than the original proxy, or (c) casting your vote in person at the Annual Meeting. Your last vote will be the vote that is counted.

Vote Required

The holders of a majority of the shares entitled to vote who are either present in person or represented by a proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. As of May [ ], 2026, there were 5,131,934 shares of Common Stock and one share of Series B Convertible Preferred Stock issued and outstanding. The presence, in person or by proxy, of stockholders entitled to cast at least 2,565,967 votes constitutes a quorum for adopting the proposals at the Annual Meeting. If you have properly signed and returned your proxy card by mail, you will be considered part of the quorum, and the persons named on the proxy card will vote your shares as you have instructed. If the broker holding your shares in “street” name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

2

A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected to that slot. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

For the other proposals, the affirmative vote of the holders of a majority of the shares represented in person or by proxy entitled to vote on the proposal will be required for approval. An abstention with respect to such proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you received multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all your shares are voted.

Other Matters to be Acted Upon at the Annual Meeting

We do not know of any other matters to be validly presented or acted upon at the Annual Meeting. Under our Bylaws, no business besides that stated in the Annual Meeting Notice may be transacted at any meeting of stockholders. If any other matter is presented at the Annual Meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Expenses of Solicitation

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Some of our directors, officers and employees may solicit proxies personally, without any additional compensation, by telephone or mail. Proxy materials will also be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names.

Available Information

Our internet website address is www.newconceptenergy.com. We make available free of charge through our website our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the Securities and Exchange Commission (the “SEC”). In addition, we have posted the Charters of our Audit Committee, Compensation Committee, and Governance and Nominating Committee, as well as our Code of Business Conduct and Ethics, Code of Ethics for Senior Financial Officers, Corporate Governance Guidelines and Corporate Governance Guidelines on Director Independence, all under separate headings. These charters and principles are not incorporated in this instrument by reference. We will also provide a copy of these documents free of charge to stockholders upon written request. The Company issues Annual Reports containing audited financial statements to its common stockholders.

3

Multiple Stockholders Sharing the Same Address

The SEC rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee.

If you hold shares of common stock in your own name as a holder of record, house holding will not apply to your shares.

If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to New Concept Energy, Inc., Attention: Investor Relations, 1603 LBJ Freeway, Suite 800, Dallas, Texas 75234 or call (800) 400-6407.

Questions

You may call our Investor Relations Department at 800-400-6407 if you have any questions.

PLEASE VOTE - YOUR VOTE IS IMPORTANT

4

Corporate Governance and Board Matters

The affairs of the Company are managed by the Board of Directors. The Directors are elected at the annual meeting of stockholders each year or appointed by the incumbent Board of Directors and serve until the next annual meeting of stockholders or until a successor has been elected or approved.

Current members of the Board

The current members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they serve, are identified below:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Gene S. Bertcher

Richard W. Humphrey	✓	Chair

Dan Locklear	✓		✓

Cecelia Maynard		✓	Chair

Robert C. Canham II.	Chair	✓	✓

Role of the Board’s Committees

The Board of Directors has standing Audit, Governance and Nominating, and Compensation Committees.

Audit Committee. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The Audit Committee is an “audit committee” for purposes of Section 3(a)(58) of the Securities Exchange Act of 1934, as amended. The charter of the Audit Committee was adopted on December 12, 2003, and is available on the Company’s Investor Relations website (www.newconceptenergy.com). The Audit Committee was initially formed on December 12, 2003. All of the members of the Audit Committee are independent within the meaning of the SEC regulations, the listing standards of the NYSE American (formerly, the American Stock Exchange) and the Company’s Corporate Governance Guidelines. Mr. Locklear, a member (and former Chair) of the Committee, is qualified as an “audit committee financial expert” within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE American. All of the members of the Audit Committee meet the independence and experience requirements of the listing standards of the NYSE American. The Audit Committee met four times in 2025.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Guidelines. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. The charter of the Governance and Nominating Committee was adopted on October 20, 2004, and is available on the Company’s Investor Relations website (www.newconceptenergy.com). The Governance and Nominating Committee was initially formed on October 20, 2004. All of the members of the Governance and Nominating Committee are independent within the meaning of the listing standards of the NYSE American and the Company's Corporate Governance Guidelines. The Governance and Nominating Committee met two times in 2025.

5

Compensation Committee. The Compensation Committee is responsible for overseeing the policies of the Company relating to compensation to be paid by the Company to the Company’s principal executive officer and any other officers designated by the Board and make recommendations to the Board with respect to such policies, produce necessary reports on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations and to monitor the development and implementation of succession plans for the principal executive officer and other key executives and make recommendations to the Board with respect to such plans. The charter of the Compensation Committee was adopted on October 20, 2004, and is available on the Company’s Investor Relations website (www.newconceptenergy.com). The Compensation Committee was initially formed on October 20, 2004 All of the members of the Compensation Committee are independent within the meaning of the listing standards of the NYSE American and the Company’s Corporate Governance Guidelines. The Compensation Committee is to be comprised of at least three directors who are independent of management and the Company. The Compensation Committee met two times in 2025.

Presiding Director

On November 8, 2011, the Board created a new position of Presiding Director, whose primary responsibility is to preside over periodic executive sessions of the Board in which management directors and other members of management do not participate. The Presiding Director also advises the Chairman of the Board and, as appropriate, Committee chairs with respect to agendas and information needs relating to Board and Committee meetings, provides advice with respect to the selection of Committee chairs and perform other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. In December 2025, the non-management members of the Board designated Richard W. Humphrey to serve in this position until the Company’s annual meeting of stockholders to be held following the fiscal year ended December 31, 2025 (i.e., this meeting).

Selection of Nominees for the Board

The Governance and Nominating Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Committee may also retain a third-party executive search firm to identify candidates upon request of the Committee from time to time. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company's Corporate Secretary or any member of the Governance and Nominating Committee in writing with whatever supporting material the stockholder considers appropriate. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company's bylaws relating to stockholder nominations.

6

Once the Governance and Nominating Committee has identified a prospective nominee, the Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination will be based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee's background and experience and to report its findings to the Committee. The Committee will then evaluate the prospective nominee against the standards and qualifications set out in the Company's Corporate Governance Guidelines, including:

•     the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•     the prospective nominee's standards of integrity, commitment and independence of thought and judgment;

•     the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards, as specifically set out in the Company's Corporate Governance Guidelines;

•     the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;

•     the extent to which the prospective nominee helps the Board reflect the diversity of the Company's stockholders, employees, customers, guests and communities; and

•     the willingness of the prospective nominee to meet any minimum equity interest holding guideline.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

The Bylaws of the Company provide that any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if one hundred twenty (120) days prior written notice of such stockholders’ intention to make such nomination has been delivered personally to, or has been mailed to and received by the Board of Directors at the principal office of the Company with a copy to the President and Secretary of the Company. If a stockholder has a suggestion for candidates for election, the stockholder should follow this procedure. Each notice from a stockholder must set forth (i) the name and address of the stockholder who intends to make the nomination and the name of the person to be nominated, (ii) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting and as of the date of such notice, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming those persons) pursuant to which the nomination is to be made by such stockholder, (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules, and (vi) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with this procedure.

7

Determinations of Director Independence

In October 2004, the Board enhanced its Corporate Governance Guidelines. The Guidelines adopted by the Board meet or exceed the new listing standards adopted during the year by the American Stock Exchange. The full text of the Guidelines can be found in the Investor Relations section of the Company's website (www.newconceptenergy.com). A copy may also be obtained upon request from the Company's Corporate Secretary.

Pursuant to the Guidelines, the Board undertook its annual review of director independence in December 2025. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” below. The Board also examined transactions and relationships between directors or their affiliates and members of the Company's senior management or their affiliates. As provided in the Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of the December 2025 review, the Board affirmatively determined that directors, Messrs. Canham, Locklear and Humphrey and Ms. Maynard, were and are each independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines.

Board Meetings During Fiscal 2025

The Board met five times during fiscal 2025. Each director attended 75% or more of the meetings of the Board and Committees on which he served. Under the Company’s Corporate Governance Guidelines, each Director is expected to dedicate sufficient time, energy an attention to ensure the diligent performance of his or her duties, including by attending meetings of the stockholders of the Company, the Board and Committees of which he is a member.

Directors’ Compensation

Each nonemployee director currently receives an annual retainer of $2,500 plus a meeting fee of $2,000 plus reimbursement for expenses. The Company also reimburses directors for travel expenses incurred in connection with attending Board, committee and stockholder meetings and for other Company/business related expenses. Directors who are also employees of the Company receive no additional compensation for service as a director.

During 2025, $42,000 was paid to the nonemployee directors in total director’s fees for all services, including the annual fee for service during the period from January 1, 2025, through December 31, 2025. Those fees received by directors were Dan Locklear ($10,500), Cecelia Maynard ($10,500), Richard W. Humphrey ($10,500) and Robert C. Canham II ($10,500).

Stockholders’ Communication with the Board

Stockholders and other parties interested in communicating directly with the presiding director or with the non-management directors as a group may do so by writing to Richard W. Humphrey, Director, 1603 LBJ Freeway, Suite 800, Dallas, Texas 75234. Effective October 20, 2004, the Governance and Nominating Committee of the Board also approved a process for handling letters received by the Company and addressed to members of the Board but received at the Company. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and received by the Company and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

8

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees (including those of the contractual advisor). In addition, on October 20, 2004, the Company adopted a code of ethics entitled “Code of Ethics for Senior Financial Officers” that applies to the principal executive officer, president, principal financial officer, chief financial officer, the principal accounting officer and controller. The text of both documents is available on the Company's Investor Relations website (www.newconceptenergy.com). The Company intends to post amendments to or waivers from its Code of Ethics for Senior Financial Officers (to the extent applicable to the Company's chief executive officer, principal financial officer or principal accounting officer) at this location on its website.

Compliance with Section 16(a) of Reporting Requirements

Section 16(a) under the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and any persons holding 10% or more of the Company’s shares of Common Stock are required to report their ownership of the Company’s shares of Common Stock and any changes in that ownership to the SEC on specified report forms. Specific due dates for these reports have been established, and the Company is required to report any failure to file by these dates during each fiscal year. All of these filing requirements were satisfied by the Company’s directors and executive officers and holders of more than 10% of the Company’s Common Stock during the fiscal year ended December 31, 2025 and through the date of this Proxy Statement. In making these statements, the Company has relied upon the written representations of its directors and executive officers and the holders of 10% or more of the Company’s Common Stock and copies of the reports that each has filed with the SEC.

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners

The following table sets forth the ownership of the Company’s Common Stock, both beneficially and of record, both individually and in the aggregate, for those persons or entities known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock as of the close of business on May [    ], 2026.

9

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Approximate Percent of Class**

Realty Advisors, Inc. 1603 LBJ Freeway, Suite 800 Dallas, Texas 75234	400,000 shares	7.79%

Security Ownership of Management

The following table sets forth the ownership of the Company’s Common Stock, both beneficially and of record, both individually and in the aggregate, for the directors and executive officers of the Company as of the close of business on May [    ], 2026.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Approximate Percent of Class**

Gene S. Bertcher	-	0%

Richard W. Humphrey	-	0%

Dan Locklear	-	0%

Cecelia Maynard	-	0%

Robert C. Canham II	-	0%

All directors and executive officers as a group (5 people)	-	0%

_____________________________

* “Beneficial Ownership” means the sole or shared power to vote, or to direct the voting of, a security or investment power with respect to a security, or any combination thereof per Rule 13d-3 under the Securities Exchange Act of 1934.

** Percentages are based upon 5,131,934 shares of Common Stock outstanding at May [    ], 2026.

10

PROPOSAL 1

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting. Each director elected will hold office until the Annual Meeting following the fiscal year ending December 31, 2026. All of the nominees for director are now serving as directors. Each of the nominees has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected. The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors. Cumulative voting for the election of directors is not permitted. If any director is unable to stand for reelection, the Board will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote for the election of the substitute director.

The nominees for election as directors at the Annual Meeting are listed below, together with their ages, terms of service, all positions and offices with the Company, other principal occupations, business experience and directorships with other companies during the last five years or more. All of the nominees are currently serving as directors of the Company and were elected at the prior Annual Meeting of Stockholders held on November 19, 2025. No family relationship exists among any of the directors or executive officers of the Company. The designation “affiliated,” when used below with respect to a director, means that the director is an officer, director or employee of the Company or one of its affiliated entities.

Gene S. Bertcher, age 77, (Affiliated) Director since November 1989 to September 1996 and since June 1999

Mr. Bertcher was elected President and Chief Financial Officer effective November 1, 2004. He was elected Chairman and Chief Executive Officer in December 2006. He relinquished the position of President in September 2008 and was reelected President in April 2009. From January 3, 2003 until that date he was also Chief Executive Officer. Mr. Bertcher was Executive Vice President, Chief Financial Officer and Treasurer of the Company (November 1989 to November 2004). He has been a certified public accountant since 1973. Mr. Bertcher is also (since August, 2020) a Director of Pillar Income Asset Management, Inc., a Nevada corporation (“PILLAR”) which provides management and advisory services to a number of publicly held and private entities. Mr. Bertcher was also Executive Vice president (since February 2008) and Chief Financial Officer (November 2, 2009 until December 16, 2021) of Income Opportunity Realty Investors, Inc., a Nevada corporation (“IOR”), which has its common stock listed and traded on the NYSE American. Also, he was Executive Vice President (February 2008 to July 2019) and Chief Financial Officer (May 2008 to July 2019) of American Realty Investors, Inc., a Nevada corporation (“ARL”), which has its common stock listed and traded on the New York Stock Exchange (“NYSE”) and Transcontinental Realty Investors, Inc., a Nevada corporation (“TCI”), which also has its common stock listed and traded on the NYSE. All of ARL, TCI and IOR are Dallas, Texas based real estate entities; prior to May 2008 and from February 2008 to April 2008, he was also Interim Chief Financial Officer of ARL, TCI and IOR. Until November 1989, Mr. Bertcher was a partner in Grant Thornton, LLP having served as Chairman of its National Real Estate and Construction Committee.

Richard W. Humphrey, age 78, (Independent) Director since October 9, 2020

Mr. Humphrey has been retired since December 2021. For more than five years prior thereto, he was a broker at Regis Realty Prime, LLC, involved in sales and acquisitions of real estate properties. Mr. Humphrey received from Southern Methodist University Cox School of Business both a Bachelor of Business Administration and Masters of Business Administration degree with emphasis in real estate. From 1976 to 1979, he was also a part-time faculty member at Southern Methodist University Cox School of Business in Dallas, teaching real estate classes in undergraduate and graduate school. Regis Realty Prime, LLC and its predecessors are affiliated with Realty Advisors, Inc. (“RAI”).

11

Dan Locklear, age 72, (Independent) Director since December 2003

Mr. Locklear has been Chief Financial Officer of Sunridge Management Group, a real estate management company, for more than five years. Mr. Locklear was formerly employed by Johnstown Management Company, Inc. and Trammel Crow Company. Mr. Locklear has been a certified public accountant since 1981 and a licensed real estate broker in the State of Texas since 1978.

Cecelia Maynard, age 73, (Independent) Director from January 2019 to July 10, 2020 and since August 20, 2020

Ms. Maynard was employed by Pillar from January 2011 through December 31, 2018. Cecelia Maynard was first elected as a director by the Board of Directors on January 18, 2019. Ms. Maynard resigned as a director on July 10, 2020. Victor Lund, age 89, a director from March 1996, resigned on July 26, 2020, and on August 20, 2020, Cecelia Maynard was re-elected as a director to fill the vacancy created by the resignation of Victor Lund. Ms. Maynard was also (from May 2018 to April 2021) a director, Vice President and Secretary of First Equity Properties, Inc., a Nevada corporation, the Common Stock of which was then registered under Section 12(g) of the Securities Exchange Act of 1934.

Robert C. Canham II, age 77 (Independent) Director since October 16, 2024

Mr. Canham, based in Greensboro, North Carolina, is, and has been for more than the past twenty years, the President and part owner of Sunchase American, LTD., a Regional Apartment Management Company with properties under management primarily concentrated in the Southeastern U. S., including Arkansas, Florida and Texas and surrounding States and areas. He was first elected a Director effective on October 16, 2024, to fill the vacancy created by the resignation of Raymond D. Roberts, Sr. on August 15, 2024.

The Board of Directors unanimously recommends a vote FOR

the election of all of the Nominees named above.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Turner Stone & Company LLP as the independent registered public accounting firm for New Concept Energy, Inc. for the 2026 fiscal year and to conduct quarterly reviews through September 30, 2027. Although the Company’s Bylaws do not require that stockholders ratify the appointment of the Company’s independent registered public accounting firm, the Board is submitting the proposal as a matter of good corporate governance. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm for next year; however, it is not bound by the stockholders’ decision. If the stockholders fail to ratify the selection, it will be considered notice to the Board and the Audit Committee to consider whether to select a different firm. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. Turner Stone & Company LLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2023, 2024 and 2025.

12

Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Turner Stone & Company LLP as the Company’s

independent registered public accounting firm.

Fiscal Years 2025 and 2024 Audit Firm Fee Summary

The following table sets forth the aggregate fees for professional services rendered to the Company for the years 2024 and 2025 by the Company’s principal accounting firm, Turner Stone & Company LLP:

Type of Fees	2024	2025
Audit Fees	$48,000	$62,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees:	$48,000	$62,000

All services rendered by the principal auditors are permissible under applicable laws and regulations and were pre-approved by either the Board of Directors or the Audit Committee, as required by law. The fees paid the principal auditors for services as described in the above table fall under the categories listed below:

Audit Fees. These are fees for professional services performed by the principal auditor for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-Q filings and services that are normally provided in connection with statutory and regulatory filing or engagements.

Audit-Related Fees. These are fees for assurance and related services performed by the principal auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements. These services include attestations by the principal auditor that are not required by statute or regulation and consulting on financial accounting/reporting standards.

Tax Fees. These are fees for professional services performed by the principal auditor with respect to tax compliance, tax planning, tax consultation, returns preparation and review of returns. The review of tax returns includes the Company and its consolidated subsidiaries.

All Other Fees. These are fees for other permissible work performed by the principal auditor that do not meet the above category descriptions.

These services are actively monitored (as to both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the principal auditor’s core work, which is the audit of the Company’s consolidated financial statements.

13

Report of the Audit Committee

of the Board of Directors

The Audit Committee of the Board of Directors is composed of three directors, each of whom satisfies the requirements of independence, experience and financial literacy under the requirements of the NYSE American and the SEC. The Audit Committee has directed the preparation of this report and has approved its content and submission to the stockholders.

The Audit Committee is responsible for, among other things:

•     retaining and overseeing the independent registered public accounting firm that serves as our independent auditor and evaluating their performance and independence;

•     reviewing the annual audit plan with management and the independent registered public accounting firm;

•     preapproving any permitted non-audit services provided by our independent registered public accounting firm;

•     approving the fees to be paid to our independent registered public accounting firm;

•     reviewing the adequacy and effectiveness of our internal controls with management, internal auditors and the independent registered public accounting firm;

•     reviewing and discussing the annual audited financial statements and the interim unaudited financial statements with management and the registered public accounting firm; and

•     approving our internal audit plan and reviewing reports of our internal auditors.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee’s responsibilities are set forth in this charter which is available on our website at www.newconceptenergy.com.

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the Company’s independent auditors. The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee met four times during 2025. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include private sessions with the Company’s independent auditors without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. The Committee also meets senior management from time to time.

14

Management has the primary responsibility for the Company’s financial reporting process, including its system of internal control over financial reporting and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing management’s assessment of, and the effective operation of, internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the opinion of the independent registered public accountants included in their report on the Committee’s financial statements.

As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal controls, reviewed staffing levels and steps taken to implement recommended improvements in any internal procedures and controls. Based on the Committee’s discussion with management and the independent accountants and the Committee’s review of the representation of management and the report of the independent accountants to the Board of Directors, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.

The Audit Committee and the Board of Directors have also initially selected Turner Stone & Company LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2026.

March 30, 2026

AUDIT COMMITTEE

Robert C. Canham II	Dan Locklear	Richard W. Humphrey

15

Pre-Approval Policy for Audit and Non-Audit Services

Under the Sarbanes-Oxley Act of 2002 (the “SO Act”), and the rules of the SEC, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. The purpose of the provisions of the SO Act and the SEC rules for the Audit Committee role in retaining the independent auditor is twofold. First, the authority and responsibility for the appointment, compensation and oversight of the auditors should be with directors who are independent of management. Second, any non-audit work performed by the auditors should be reviewed and approved by these same independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor. To implement the provisions of the SO Act, the SEC issued rules specifying the types of services that an independent auditor may not provide to its audit client and governing the Audit Committee’s administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence. Accordingly, the Audit Committee adopted on March 22, 2004 a written pre-approval policy of audit and non-audit services (the “Policy”), which sets forth the procedures and conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Consistent with the SEC rules establishing two different approaches to approving non-prohibited services, the policy of the Audit Committee covers pre-approval of audit services, audit related services, international administration tax services, non-U.S. income tax compliance services, pension and benefit plan consulting and compliance services, and U.S. tax compliance and planning. At the beginning of each fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. Typically, in addition to the generally pre-approved services, other services would include due diligence for an acquisition that may or may not have been known at the beginning of the year. The Audit Committee has also delegated to any member of the Audit Committee designated by the Board or the financial expert member of the Audit Committee responsibilities to pre-approve services to be performed by the independent auditor not exceeding $25,000 in value or cost per engagement of audit and non-audit services, and such authority may only be exercised when the Audit Committee is not in session.

PROPOSAL 3

APPROVAL OF THE ISSUANCE OF 2,000,000 SHARES

OF COMMON STOCK TO REALTY ADVISORS, INC.

The Company’s Common Stock is listed and traded on the NYSE American under the symbol “GBR.” In order to maintain that listing, the Company must comply with various policies of the NYSE American with respect to maintain listing. The rules of the NYSE American provide generally that its Board of Directors may, in its discretion, at any time and without notice, suspend dealings in, or may remove any security from, listing or unlisted trading privileges. However, the NYSE American, as a matter of policy, only considers the suspension of trading in or removal from listing of a security when, in the opinion of the NYSE American, any one of the following six conditions exist with respect to any entity-one of those items is Rule 1003(a)(i)(D) as adopted in December 2025 and approved by the SEC January 22, 2026, which provides that a company is subject to immediate suspension and delisting if its average global market capitalization over a consecutive 30 trading day period is less than $5,000,000.

Rule 1003(a)(i)(D) is not clear how the calculation is to be made on the market price portion of the calculation – whether it is the daily opening price, the high price during daily trading or the closing price. Under some interpretation of the price, the Company’s global market capitalization might fall below the minimum requirement – See the Trading Table on the following page. As the Company currently has only 5,131,934 shares outstanding, the Company could under certain circumstances fall below such minimum global market capitalization (however that term is calculated) based on the future market price of the Company’s Common Stock on the NYSE American Exchange absent some change in the number of outstanding shares or market price. Assuming the approval by stockholders of Proposal 3 and the actual issuance of an additional 2,000,000 shares of Common Stock of the Company in accordance with this Proposal 3, the Company anticipates that its average global market capitalization in the future would exceed the required minimum of the NYSE American Exchange by at least the $2,000,000 paid for such shares to approximately $7,131,934.

16

The management of the Company discussed the matter in February 2026 with Realty Advisors, Inc., a Nevada corporation (“RAI”) which currently owns 400,000 shares [approximately 7.79% of the outstanding] and at one time in 2018 owned 3,060,000 shares [then 59.6% of the outstanding]. RAI has agreed, subject to approval by the NYSE American Exchange of an additional listing application covering any shares it purchases, to purchase 2,000,000 new shares Common Stock of the Company at a price of at least $1.00 per Share. One of the prerequisites to the NYSE American Exchange consideration and approval of an additional listing application and therefore prior to the actual issuance of certificates representing 2,000,000 new shares of Common Stock, the potential issuance must be approved by the stockholders in accordance with Sections 705 and 713 of the NYSE American Company Guide in order for NYSE American to approve an application to list the additional shares to be issued. Section 713 of the NYSE American Company Guide requires stockholder approval as a prerequisite to approval of applications to list additional shares to be issued when the present or potential issuance of Common Stock (or securities convertible into Common Stock) could result in an increase in outstanding Common Stock of 20% or more. The Company currently has 5,131,954 shares of Common Stock outstanding; issuance of 2,000,000 new shares exceeds the 20%

	Price Range of Common Stock
Period	High	Low
Calendar Year 2025
1st Quarter Ended March 31, 2025	$1.37		$0.73
2nd Quarter Ended June 30, 2025	$1.75		$0.68
3rd Quarter Ended September 30, 2025	$1.21		$0.84
4th Quarter Ended December 31,2025	$1.05		$0.75

Calendar Year 2026
1st Quarter Ended March 31, 2026	$1.09		$0.91
2nd Quarter Ended June 30, 2026
(Through May [__], 2026)	$1.24	$

The following table sets forth the high and closing market prices of Common Stock as well as Volume traded during the thirty trading days prior to April 13, 2026, the effective date of the Purchase Agreement.

Date	High	Close	Volume in Shares
April 10, 2026	$0.81	$0.74	47,900
April 9, 2026	$0.82	$0.79	95,800
April 8, 2026	$0.86	$0.78	172,800
April 7, 2026	$0.91	$0.85	256,400
April 6, 2026	$0.90	$0.83	84,200
April2, 2026	$0.87	$0.84	207,100
April 1, 2026	$0.89	$0.82	57,100
March 31, 2026	$0.90	$0.81	75,600
March 30, 2026	$0.91	$0.85	69,000
March 27, 2026	$0.95	$0.93	118,200
March 26, 2026	$0.89	$0.88	76,800
March 25, 2026	$0.90	$0.85	62,300
March 24, 2026	$0.98	$0.90	26,600
March 23, 2026	$0.99	$0.94	115,400
March 20, 2026	$1.02	$1.00	251,800
March 19, 2026	$0.92	$0.89	76,800
March 18, 2026	$0.90	$0.85	74,200
March 17, 2026	$0.90	$0.89	152,200
March 16, 2026	$0.98	$0.91	201,500
March 13, 2026	$1.00	$0.99	267,000
March 12, 2026	$1.07	$0.99	322,200
March 11, 2026	$1.02	$0.96	218,900
March 10, 2026	$1.06	$1.08	393,500
March 9, 2026	$1.24	$1.07	1,374,200
March 6, 2026	$1.31	$1.07	6,654,800
March 5, 2026	$1.10	$1.09	25,599,700
March 4, 2026	$0.86	$0.84	238,600
March 3, 2026	$1.08	$0.87	659,800
March 2, 2026	$1.24	$1.03	4,669,300

17

Effective as of April 13, 2026, the Company entered into the Purchase Agreement with Realty Advisors, Inc., a Nevada corporation, covering the purchase by Realty Advisors, Inc. of 2,000,000 shares of Common Stock of the Company at a price of not less than $1.00 per share (a total of $2,000,000).

Rights of Existing Holders; Dilution

The Shares of the Common Stock of the Company to be issued to Realty Advisors, Inc. are new current shares of Common Stock without modification, and no difference will exist between the currently outstanding shares of Common Stock of the Company and the 2,000,000 shares to be issued. Each share of Common Stock will continue to be subject only to one vote per share. The current shares of Common Stock are presently listed on the NYSE American Exchange. The Company intends to apply for additional listing and registration on such Exchange of the 2,000,000 shares of Common Stock to be issued after approval of this Proposal 3.

Although the rights of current holders of shares of Common Stock of the Company will not change after the issuance of 2,000,000 shares of Common Stock to Realty Advisors, Inc., such newly issued shares will ultimately comprise approximately 28% of the issued and outstanding Common Stock which will obviously dilute all existing stockholders and reduce the voting power of those current stockholders. The issuance of such 2,000,000 shares of Common Stock to Realty Advisors, Inc. may also have the following effects upon current stockholders and/or the value of the shares of Common Stock currently outstanding:

•     Although Realty Advisors, Inc., as the holder of 2,000,000 new shares of Common Stock will be restricted in its ability to resell such shares for a period of time, any sales privately of substantial amounts of our Common Stock or in the public market which causes the market price of the Common Stock to decline.

•     The sale and issuance of 2,000,000 shares of Common Stock to a single holder may impair the Company’s ability to raise capital through the future sale of additional Common or Preferred stock in the future.

•     Although the Company’s Bylaws and Articles of Incorporation, as amended, currently contain provisions which could have the effect of discouraging certain stockholder actions or opposition to candidates selected by the Board of Directors or provide incumbent management a greater opportunity to oppose stockholder nominees or hostile actions by stockholders or others, the existence of a block of Common Stock representing an aggregate of approximately 58.46% of the outstanding shares of Common Stock may well have a chilling effect upon persons wishing to propose a “takeover” of the Company without the consent and support of the holders of the issued and outstanding Common Stock.

18

•     The existence of what may be perceived as a “control” block of Common Stock of the Company may have some effect upon any third parties’ desires to purchase or sell the Company’s Common Stock.

•      With a stockholder holding over approximately 28% of the issued and outstanding shares and votes, the holder of 28% of the votes may have greater ability to cause the approval of any matter submitted to the stockholders which requires approval of more than a majority of the votes.

Information about Realty Advisors, Inc.

Realty Advisors, Inc. is a Nevada corporation, organized by Articles of Incorporation filed with the Secretary of State of Nevada on May 4, 1990; its sole stockholder is May Realty Holdings, Inc., a Delaware corporation. Mickey Ned Phillips is the sole director of Realty Advisors, Inc. The principal executive officers of Realty Advisors, Inc. are:

Name	Office
Erik L. Johnson	President
Gina Kay	Vice President and Treasurer
Louis J. Corna	Vice President and Secretary

Consideration for the Purchase of Shares

The Purchase Price of at least $1.00 per share under the Purchase Agreement was established by the Board of Directors of the Company through negotiation with representatives of the Purchaser. The $1.00 per share price is effectively 110% of the average closing price of the Company’s Common Stock on the NYSE American Exchange during the ten trading days ending Friday preceding the date of Purchase Agreement (April 10, 2026). The table on Page 16 sets forth the high and low sales prices during calendar quarterly periods during 2025 and 2026. The Company’s Common Stock traded at a range of $1.19 per share on January 2, 2025, to a low of $0.71 per share on February 12, 2026, to a closing price of $0.81 on April 10, 2026. The Company’s Common Stock is presently held by approximately 3,500 holders of record. The Company does not have an explanation for any volatility of the price range of the Company’s Common Stock.

Use of Proceeds

The Company expects to utilize approximately $2,000,000 of the net proceeds from the sale of issuance of 2,000,000 shares of Common Stock to Realty Advisors, Inc. to fund possible future acquisition of a new business. However, no definite determination has been made concerning the expenditures or use of the balance of the proceeds of $2,000,000 from the sale of Common Stock. At such time as same is received in exchange for the issuance of certificates representing such 2,000,000 shares (which will not occur until after approval of this Proposal by stockholders and after approval by the NYSE American of an additional listing application and a period of some ten days shall have lapsed), the expectation of the Company is to invest the remainder of such net proceeds and hold same as working capital for the Company.

19

Change of Control

At the time of issuance of such 2,000,000 shares of Common Stock to Realty Advisors, Inc., a “deemed” change of control will occur. See the table on page 9 for information about the resulting percentage ownership of Common Stock of the Company by various individuals and groups. At the time of its issuance of the 2,000,000 shares of Common Stock to Realty Advisors, Inc., it will control, in the aggregate, approximately 33.65% of the Common Stock of the Company, when the new shares are added to the 400,000 shares currently owned by Realty Advisors, Inc.

Realty Advisors, Inc. is currently the holder of only 400,000 shares of Common Stock of the Company and has a subsidiary which has provided, and currently provides, services to the Company and may be deemed to be a “Related Party” for accounting purposes. If the transaction which is the subject of Proposal 3 is approved and consummated, Realty Advisors, Inc. will be an “Affiliate” (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Company.

Voting Power of Management; Vote Required

Approval of this Proposal 3 requires only the affirmative vote by the holder of a majority of the shares of Common Stock present at a meeting once a quorum is established.

Certain Pro Forma Information

The Company’s Annual Report for 2025 (which includes the Company’s Form 10-K Annual Report for the fiscal year ended December 31, 2025) was mailed to all stockholders of record in April 2026 and is available on our internet website at www.newconceptenergy.com. Incorporation by reference is also made herein to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed March 31, 2026 with the Commission. A pro forma balance sheet and pro forma statement of earnings is not presented herein because such pro forma statements would not be materially different than the combined historical balance sheet and statement of earnings contained in the Company’s Form 10-Q for the quarter ended March 31, 2026, except that the components of the stockholders’ equity section would be changed and pro forma primary earnings per share would be given. Pro forma stockholders’ equity and pro forma primary earnings per share are presented below.

The following table sets forth the approximate pro forma consolidated book value of Common Stock after giving effect to the issuance of 2,000,000 additional shares of Common Stock based on the audited balance sheet of the Company as at December 31, 2025, and the unaudited balance sheet of the Company at March 31, 2026, and the total outstanding, after giving effect to such issuance, would be 7,131,934 shares of Common Stock:

Pro Forma Consolidated Book Value Per Share of Common Stock Outstanding

	12/31/25	03/31/26

Before Issuance(1)	$0.875	$0.872
After Issuance (2)	$0.91	$0.908

_________________

(1)       Based on 5,131,934 shares of Common Stock issued and outstanding.

(2)       Based on 7,131,934 shares of Common Stock issued and outstanding and assuming the 2,000,000 shares were sold at the beginning of each period presented and the funds received by the Company were invested at 4.75% per annum.

20

The following table set forth the capitalization of the Company at March 31, 2026 and the pro forma capitalization of the Company as adjusted as of such date to reflect the exchange:

	03/31/26	As Adjusted to Reflect Change
Total Assets	$4,541	$6,541

Current Liabilities	$64	$64
Total Liabilities	$64	$64

Stockholders’ Equity
Preferred Stock, Series B	1	1
Common Stock	51	71
Additional Paid-In Capital	63,579	65,559
Accumulated Deficit	(59,154)	(59,154)
Total Stockholders’ Equity	$4,477	$6,477

Total Liabilities and Equity	$4,541	$6,541

The Board of Directors unanimously recommends a vote FOR approval of the issuance of 2,000,000 shares of Common Stock to Realty Advisors, Inc.

EXECUTIVE COMPENSATION

The Company has few employees, no payroll or benefit plans and pays compensation to only one executive officer. The following tables set forth the compensation in all categories paid by the Company for services rendered during the fiscal years ended December 31, 2025and 2024, by the Principal

Executive Officer of the Company and to the other executive officers and Directors of the Company, whose total annual salaries in 2025 exceeded $50,000, the number of options granted to any of such persons during 2025 and the value of the unexercised options held by any of such persons on December 31, 2025.

21

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non- Equity Incentive Plan Compen- sation	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings	All Other Compen- sation	Total

Gene S.
Bertcher (1)	2025	$60,000		-	-	-	-	-	$60,000
Chairman,	2024	$60,000		-	-	-	-	-	$60,000
President,
CEO & CFO

(1)	The amount reflected in the table above is one quarter (2025 and 2024) of the total compensation for Mr. Bertcher, attributable to the Company; he also received additional compensation for services to other entities which are affiliated with the Company.

GRANTS OF PLAN BASED AWARDS

None

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

None

OPTION EXERCISES AND STOCK VESTED

None

PENSION BENEFITS

None

NON-QUALIFIED DEFERRED COMPENSATION

None

22

DIRECTOR COMPENSATION 2025

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compens- ation	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings	All Other Compen- sation	Total 2025
Gene S. Bertcher	$ -0-						$ -0-
Robert C. Canham II	$10,500						$10,500
Dan Locklear	$10,500						$10,500
Cecelia Maynard	$10,500						$10,500
Richard W. Humphrey	$10,500						$10,500

The Company pays each nonemployee director a fee of $2,500 per annum plus a meeting fee of $2,000 for each Board meeting attended. Directors who are also employees of the Company serve without additional compensation.

Compensation Committee Report

The Compensation Committee of the Board of Directors is comprised of at least two directors who are independent of management and the Company. Each member of the Compensation Committee must be determined to be independent by the Board under the Corporate Governance Guidelines on Director Independence adopted by the Board and under the NYSE American standards for nonemployee directors and Rule 16b-3(b)(3)(i) of the rules and regulations promulgated under the Securities Exchange Act of 1934 and the requirements for “outside directors” set forth in Treasury Regulations, Section 27(e)(3). Each member of the Committee is to be free of any relationship that in the judgment of the Board from time to time may interfere with the exercise of his or her independent judgment. Each Committee member is appointed annually subject to removal at any time by the Board and serves until his or her Committee appointment is terminated by the Board. The Compensation Committee is composed of three directors, each of whom meets the standards described above.

The purposes of the Compensation Committee are to oversee the policies of the Company relating to compensation to be paid by the Company to the Company’s principal executive officer (“CEO”) and any other officers designated by the Board and make recommendations to the Board with respect to such policies, produce necessary reports and executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations, and monitor the development and implementation of succession plans for the CEO and other key executives and make recommendations to the Board with respect to such plans.

23

The Board of Directors determined that the primary forms of executive compensation should be the incentive system discussed above. The Company’s performance is a key consideration (to the extent that such performance can be fairly attributed or related to an executive’s performance) and each executive’s responsibilities and capabilities are key considerations. The independent directors strive to keep executive compensation competitive for comparable positions in other corporations where possible. In addition, the Compensation Committee believes in equity compensation wherein executives will be additionally rewarded based on increasing the Company’s stockholder value. Base salaries are predicated on a number of factors, including:

●     recommendation of the CEO;

●     knowledge of similarly situated executives at other companies;

●     the executive’s position and responsibilities within the Company;

●     the Board of Directors’ subjective evaluation of the executive’s contribution to the Company’s performance;

●     the executive’s experience; and

●     the term of the executive’s tenure with the Company.

The charter of the Compensation Committee was adopted on October 2, 2004, and the members of the Compensation Committee, all of whom are independent within the meaning of the listing standards of the NYSE American and the Company’s Corporate Governance Guidelines, are listed below. Since its formation, the Compensation Committee has annually reviewed its existing charter and regularly performed the tasks described above.

March 30, 2026

COMPENSATION COMMITTEE

Cecelia Maynard	Robert C. Canham II	Richard W. Humphrey

Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee is made up of nonemployee directors who have never served as officers of or been employed by the Company. None of the Company’s executive officers serve on a board of directors of any entity that has a director or officer serving on this Committee.

Executive Officers

The only executive officer of the Company is Gene S. Bertcher, Chairman of the Board, President, Chief Executive and Financial Officer. His age, term of service and all positions and offices with the Company and other information is described above under “PROPOSAL 1 - ELECTION OF DIRECTORS.”

Certain Relationships and Related Transactions

Historically, the Company has engaged in and may continue to engage in business transactions, including real estate partnerships with related parties. Management believes that all of the related party transactions represented the best investments available at the time and were at least as advantageous to the Company as could have been obtained from unrelated third parties.

24

Pillar, which provides management and advisory services to other entities, has conducted business with the Company in the past whereby Pillar provided the Company with services, including processing payroll, acquiring insurance and other administrative matters. The Company believed that, by purchasing these services through certain larger entities, it can lower costs and better service responsibilities. Prior to September 1, 2024, Pillar had not charged the Company a fee for providing these services in the past. Pillar is a wholly owned subsidiary of Realty Advisors, Inc., a Nevada corporation (“RAI”) which, as of May [   ], 2026, is the holder of 7.79% of the outstanding Common Stock of the Company. RAI is wholly owned by May Realty Holdings, Inc., a Delaware corporation (“MRHI”) which is wholly owned by The May Trust, a New York Trust, the beneficiaries of which are children of Gene E. Phillips, deceased.

On September 1, 2024, the Company and Pillar entered into a written Advisory Agreement effective as of September 1, 2024 for tax and accounting purposes (the “Advisory Agreement”) pursuant to which Pillar has agreed to provide management and advisory Services to the Company. The duties of Pillar as the Advisor, are subject to the supervision of the Board of Directors but include (i) responsibility for the day-to-day operations of the Company providing services and activities relating to the assets, operations and business plan of the Company, including preparing and submitting an annual budget and business plan for approval by the Board of Directors, (ii) presenting the Company a continuing and suitable investment program; (iii) sourcing, investigating and evaluating any possible acquisitions and/or dispositions; (iv) engaging and supervising at the Company’s expense third parties to provide services and expertise on various matters including independent accounting and auditing services as well as tax advice, transfer agent and registrar services; (v) administering bookkeeping and accounting functions as required for the management and operation of the Company; (vi) retaining counsel when necessary; (vii) communicating with the Company’s investors and analysists as required and generally assisting the Company with asset management and monitoring the operational performance of the Company’s assets. Pillar as the advisor is compensated for basic management and advisory services a fee at a rate of 0.0625% per month of the average “Gross Asset Value” as defined) which will be an annual rate of 0.75% per annum Gross Asset Fee. In addition, as an incentive for successful investment and management of the Company’s assets, Pillar will be entitled to receive a fee equal the greater of $25,000 or 7.5% per annum of the Company’s “Adjusted Net Income” (as defined) for each fiscal year. All calculations are to be based upon the regular Financial Statement of the Company.

If the Company requests Pillar or its affiliates to render services for the Company other than those required under the Advisory Agreement, such additional services are to be compensated separately on terms to be agreed upon between such party and the Company from time to time. The Company will also reimburse Pillar for certain expenses specified in the Advisory Agreement.

The Advisory Agreement is to be renewed annually but may be terminated for any reason without penalty upon sixty days written notice by the Company to Pillar or one hundred twenty days written notice Pillar to Company. The Advisory Agreement is subject to the written approval of a majority of the Independent Directors of the Company.

Gene S. Bertcher and Erik L. Johnson are the two members of the Board of Directors of Pillar. The principal executive officers of Pillar are set forth below:

Name	Offices

Erik L. Johnson	President and Chief Executive Officer
Gina H. Kay	Vice President and Treasurer
Louis J. Corna	Vice President and Secretary

25

It is the policy of the Company that all transactions between the Company and any officer or director, or any of their affiliates, must be approved by non-management members of the Board of Directors of the Company. All of the transactions described above were so approved.

OTHER MATTERS

The Board of Directors knows of no other matters that may be properly or should be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

FINANCIAL STATEMENTS

The audited financial statements of the Company, in comparative form, for the years ended December 31, 2025 and 2024, are contained in the 2025 Annual Report to Stockholders, which was mailed to stockholders in April 2026. Such report and the financial statements contained therein are not to be considered part of this solicitation.

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED TO STOCKHOLDERS TO SOLICIT PROXIES ON BEHALF OF THE BOARD OF DIRECTORS OF NEW CONCEPT ENERGY, INC. The cost of soliciting proxies will be borne by the Company. Directors and officers of the Company may, without additional compensation, solicit by mail, in person or by telecommunication.

FUTURE PROPOSALS OF STOCKHOLDERS

Stockholder proposals for our Annual Meeting to be held in 2027 should be received by us by December 31, 2026, and must otherwise comply with the rules promulgated by the Securities and Exchange Commission to be considered for inclusion in our proxy statement for that year; provided, however, that any stockholder proposal received after December 31, 2026, but prior to May [   ],2027, will be considered for inclusion if the 2026 Annual Meeting Proxy Statement has not been printed prior to the Company’s receipt of such proposal. Any stockholder proposal, whether or not to be included in our proxy materials, must be sent to our Corporate Secretary at 1603 LBJ Freeway, Suite 800, Dallas, Texas 75234.

26

COPIES OF NEW CONCEPT ENERGY, INC.’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025, TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (WITHOUT EXHIBITS) ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE THROUGH OUR WEBSITE AT www.newconceptenergy.com OR UPON WRITTEN REQUEST TO NEW CONCEPT ENERGY, INC., 1603 LBJ FREEWAY, SUITE 800, DALLAS, TEXAS 75234, ATTN: DIRECTOR OF INVESTOR RELATIONS.

_________________________________

Dated: May [ ], 2026

By order of the Board of Directors,

Gene S. Bertcher, President

27

PRELIMINARY PROXY MATERIAL

New Concept Energy, Inc.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, Proxy Statement and Proxy Card

are available at www.newconceptenergy.com.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned acknowledges receipt of the notice of annual meeting of stockholders of New Concept Energy, Inc. (the “Company”), to be held at 1603 LBJ Freeway, Suite 800, Dallas, Texas 75234, on June [ ], 2026, beginning at 10:30 AM, Dallas Time, and the proxy statement in connection therewith and appoints Gene S. Bertcher the undersigned’s proxy with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock and Series B Preferred Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

The undersigned directs that the undersigned’s proxy be voted as follows:

1.	ELECTION OF DIRECTORS ☐ For all nominees (except as marked to the contrary below)

☐ Withhold authority to vote for all nominees listed below

Nominees: Gene S. Bertcher, Richard W. Humphrey, Dan Locklear, Cecelia Maynard, Robert C. Canham II

_____________________________________________________________________________________

(Instruction: To withhold authority to vote any individual nominee, write that nominee’s name on the line provided above.)

2.	RATIFICATION OF THE SELECTION OF TURNER STONE & COMPANY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026 AND ANY INTERIM PERIOD.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	APPROVAL OF THE ISSUANCE OF 2,000,000 NEW SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE TO REALTY ADVISORS, INC. FOR CASH.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy will be voted as specified above. If no specification is made, this proxy will be voted FOR the election of all the director nominees in 1 above and/or FOR the ratification of the selection of Turner Stone Company LLP in 2 above.

Stockholders may also vote online at the following URL: https://onlineproxyvote.com/GBR/2026.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock or Series B Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and mail this proxy in the enclosed envelope. No postage is required.

Date: _____________________, 2026

Signature of Stockholder

Signature of Stockholder

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.